Exhibit 24
ILLINOIS TOOL WORKS INC.
Form 10-K Annual Report
POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that the undersigned whose signature appears below constitutes and appoints David B. Speer and James H. Wooten, Jr., and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for her or him and in his or her name, place and stead, in any and all capacities, to sign the Company’s Form 10-K Annual Report and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.
IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 11th day of February, 2008.

/s/ William F. Aldinger
William F. Aldinger

ILLINOIS TOOL WORKS INC.
Form 10-K Annual Report
POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that the undersigned whose signature appears below constitutes and appoints David B. Speer and James H. Wooten, Jr., and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for her or him and in his or her name, place and stead, in any and all capacities, to sign the Company’s Form 10-K Annual Report and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.
IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 14th day of February, 2008.

/s/ Michael J. Birck
Michael J. Birck

ILLINOIS TOOL WORKS INC.
Form 10-K Annual Report
POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that the undersigned whose signature appears below constitutes and appoints David B. Speer and James H. Wooten, Jr., and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for her or him and in his or her name, place and stead, in any and all capacities, to sign the Company’s Form 10-K Annual Report and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.
IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 15th day of February, 2008.

/s/ Marvin D. Brailsford
Marvin D. Brailsford

ILLINOIS TOOL WORKS INC.
Form 10-K Annual Report
POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that the undersigned whose signature appears below constitutes and appoints David B. Speer and James H. Wooten, Jr., and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for her or him and in his or her name, place and stead, in any and all capacities, to sign the Company’s Form 10-K Annual Report and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.
IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 23rd day of February, 2008.

/s/ Susan Crown
Susan Crown

ILLINOIS TOOL WORKS INC.
Form 10-K Annual Report
POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that the undersigned whose signature appears below constitutes and appoints David B. Speer and James H. Wooten, Jr., and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for her or him and in his or her name, place and stead, in any and all capacities, to sign the Company’s Form 10-K Annual Report and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.
IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 18th day of February, 2008.

/s/ Don H. Davis, Jr.
Don H. Davis, Jr.

ILLINOIS TOOL WORKS INC.
Form 10-K Annual Report
POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that the undersigned whose signature appears below constitutes and appoints David B. Speer and James H. Wooten, Jr., and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for her or him and in his or her name, place and stead, in any and all capacities, to sign the Company’s Form 10-K Annual Report and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.
IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 15th day of February, 2008.

/s/ Robert C. McCormack
Robert C. McCormack

ILLINOIS TOOL WORKS INC.
Form 10-K Annual Report
POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that the undersigned whose signature appears below constitutes and appoints David B. Speer and James H. Wooten, Jr., and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for her or him and in his or her name, place and stead, in any and all capacities, to sign the Company’s Form 10-K Annual Report and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.
IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 14th day of February, 2008.

/s/ Robert S. Morrison
Robert S. Morrison

ILLINOIS TOOL WORKS INC.
Form 10-K Annual Report
POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that the undersigned whose signature appears below constitutes and appoints David B. Speer and James H. Wooten, Jr., and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for her or him and in his or her name, place and stead, in any and all capacities, to sign the Company’s Form 10-K Annual Report and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.
IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 19th day of February, 2008.

/s/ James A. Skinner
James A. Skinner

ILLINOIS TOOL WORKS INC.
Form 10-K Annual Report
POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that the undersigned whose signature appears below constitutes and appoints David B. Speer and James H. Wooten, Jr., and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for her or him and in his or her name, place and stead, in any and all capacities, to sign the Company’s Form 10-K Annual Report and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.
IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 21st day of February, 2008.

/s/ Harold B. Smith
Harold B. Smith

ILLINOIS TOOL WORKS INC.
Form 10-K Annual Report
POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that the undersigned whose signature appears below constitutes and appoints David B. Speer and James H. Wooten, Jr., and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for her or him and in his or her name, place and stead, in any and all capacities, to sign the Company’s Form 10-K Annual Report and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.
IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 15th day of February, 2008.

/s/ Pamela B. Strobel
Pamela B. Strobel